UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023 (February 2, 2023)

ST Energy Transition I Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-41119	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Par-la-Ville Place, 4th Floor 14 Par-la-Ville Road Hamilton Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

+1 (441) 295-6935

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM securities, each consisting of one Class A share of $0.0001 par value per share, and one-half of one redeemable warrant	STET.U	The New York Stock Exchange
Class A shares, $0.0001 par value per share, included as part of the SAILSM securities	STET	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A share at an exercise price of $11.50, included as part of the SAILSM securities	STETWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2023, Gunnar Eliassen notified the Board of Directors (the “Board”) of ST Energy Transition I Ltd. (the “Company”), that he was tendering his resignation as a Chief Executive Officer of the Company. His decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices (financial or otherwise). Mr. Eliassen’s resignation became effective on February 2, 2023.

To fill the vacancy created by Mr. Eliassen’s resignation, on February 3, 2023, the Board appointed Jan Erik Klepsland as Chief Executive Officer, effective February 3, 2023. Mr. Klepsland will also continue to serve as the Chief Financial Officer of the Company. Additional information regarding, among other things, Mr. Klepsland’s background and compensatory arrangements is contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST Energy Transition I Ltd.

Dated: February 3, 2023	By:	/s/ Jan Erik Klepsland
	Name:	Jan Erik Klepsland
	Title:	Chief Executive Officer

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